EXHIBIT 25.1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1
STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2) ☐

U.S. BANK NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)
31-0841368
I.R.S. Employer Identification Number

800 Nicollet Mall
Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)
George Hogan
U.S. Bank National Association
Two Midtown Plaza
1349 West Peachtree Street N.W.
Suite 1050
Atlanta, Georgia 30309
(404) 898-8832
(Name, address and telephone number of agent for service)
JONES APPAREL GROUP, INC.

Pennsylvania	06-0935166
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1411 Broadway
New York, New York	10018
(Address of principal executive offices)	(Zip Code)
JONES APPAREL GROUP HOLDINGS, INC.

Delaware	51-0390339
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1411 Broadway
New York, New York	10018
(Address of principal executive offices)	(Zip Code)
JONES APPAREL GROUP USA, INC.

Delaware	22-3497645
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1411 Broadway New York, New York	10018
(Address of principal executive offices)	(Zip Code)
JAG FOOTWEAR, ACCESSORIES AND RETAIL CORPORATION

New Jersey	23-2256563
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1411 Broadway
New York, New York	10018
(Address of principal executive offices)	(Zip Code)
Debt Securities
(Title of the indenture securities)

FORM T-1

Item 1.	GENERAL INFORMATION. Furnish the following information as to the Trustee.
a)	Name and address of each examining or supervising authority to which it is subject.
Comptroller of the Currency
Washington, D.C.
b)	Whether it is authorized to exercise corporate trust powers.
Yes

Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
None

Items 3-15.	Items 3-15 are not applicable because to the best of the Trustee’s knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility.
     1.  A copy of the Articles of Association of the Trustee as now in effect.*
     2.  A copy of the certificate of authority of the Trustee to commence business.*
     3.  A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*
     4.  A copy of the existing bylaws of the Trustee.**
     5.  A copy of each Indenture referred to in Item 4. Not applicable.
     6.  The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.
7.	Report of Condition of the Trustee as of December 31, 2009 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

*	Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to Registration Statement on S-4, Registration Number 333-128217 filed on November 15, 2005.

**	Incorporated by reference to Exhibit 25.1 to Amendment No. 3 to Registration Statement on S-4, Registration Number 333-159463 filed on August 24, 2009.

SIGNATURE
     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta, Georgia on the 6th of May, 2010.

By:	/s/ George Hogan
George Hogan
Vice President

Exhibit 6
CONSENT
     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.
Dated: May 6, 2010

By:	/s/ George Hogan
George Hogan
Vice President

Exhibit 7
U.S. Bank National Association
Statement of Financial Condition
Exhibit 7
As of 12/31/2009
($000’s)

12/31/2009
Assets
Cash and Balances Due From Depository Institutions	$6,198,904
Securities	43,054,635
Federal Funds	3,431,853
Loans & Lease Financing Receivables	189,772,027
Fixed Assets	4,797,639
Intangible Assets	13,399,731
Other Assets	15,721,341

Total Assets	$276,376,130

Liabilities
Deposits	$194,253,182
Fed Funds	10,148,686
Treasury Demand Notes	0
Trading Liabilities	345,396
Other Borrowed Money	31,068,244
Acceptances	0
Subordinated Notes and Debentures	7,629,967
Other Liabilities	6,705,043

Total Liabilities	$250,150,518

Equity
Minority Interest in Subsidiaries	$1,629,447
Common and Preferred Stock	18,200
Surplus	12,642,020
Undivided Profits	11,935,945

Total Equity Capital	$26,225,612

Total Liabilities and Equity Capital	$276,376,130
To the best of the undersigned’s determination, as of the date hereof, the above financial information is true and correct.
U.S. Bank National Association

By:	/s/ George Hogan George Hogan
Vice President

Date: May 6, 2010